UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 18, 2005 (November 17, 2005)
WELLSFORD REAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)
Maryland

(State or Other Jurisdiction of Incorporation)
1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, New York, NY	10022

(Address of Principal Executive Offices)	(Zip Code)
(212) 838-3400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver or a Provision of the Code of Ethics.

On November 17, 2005, the Board of Directors (the “Board”) of Wellsford Real Properties, Inc. (the “Company”) approved amendments to the Code of Business Conduct and Ethics for Directors, Senior Financial Officers, Other Officers and All Other Employees (the “Code”).

The amendments to the Code are administrative and non-substantive in nature.

Item 8.01	Other Events.

On November 17, 2005, the Company announced that its stockholders had approved the Plan of Liquidation (the “Plan”) at the Company’s annual meeting, held on November 17, 2005. The Plan had been approved by the Board of Directors in May 2005.

The approval of the Plan by the stockholders allows the Company to proceed with the completion of the previously announced contract to sell the three residential phases of its Palomino Park project for $176,000,000. The sale is expected to close before the end of November and the Company expects to make its initial liquidation distribution of $14 per share shortly thereafter.

Item 9.01	Financial Statements and Exhibits.
	(c)	Exhibits
		14	Amended Code of Business Conduct and Ethics for Directors, Senior Financial Officers, Other Officers and All Other Employees.
		99.1	Press release dated November 17, 2005 announcing the approval by the stockholders of the Plan of Liquidation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WELLSFORD REAL PROPERTIES, INC.

	By:	/s/ Mark P. Cantaluppi
Mark P. Cantaluppi Vice President, Chief Accounting Officer
Date: November 18, 2005

Exhibit 99.1
WELLSFORD REAL PROPERTIES, INC. 535 MADISON AVENUE• 26TH FLOOR • NEW YORK • NY 10022 212-838-3400 FAX 212-421-7244
FOR IMMEDIATE RELEASE:
WELLSFORD REAL PROPERTIES, INC. ANNOUNCES STOCKHOLDERS’ APPROVAL OF PLAN OF LIQUIDATION
New York, N.Y. November, 17, 2005: Wellsford Real Properties, Inc. (AMEX:WRP) (the “Company”) announced today that its stockholders have approved the Plan of Liquidation (the “Plan”) at the Company’s annual meeting held earlier today. Also, the stockholders elected Messrs. Douglas Crocker II, Mark S. Germain, and Jeffrey H. Lynford to continue as members of the Board of Directors and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2005. The Plan had been approved by the Board of Directors in May 2005.

The approval of the Plan by the stockholders allows the Company to proceed with the completion of the previously announced contract to sell the three residential phases of its Palomino Park project for $176,000,000. The sale is expected to close before the end of November and the Company expects to make its initial liquidation distribution of $14 per share shortly thereafter.

Wellsford Real Properties, Inc. is a real estate merchant banking firm headquartered in New York City which acquires, develops, finances and operates real properties, constructs for-sale single family home and condominium developments and organizes and invests in private and public real estate companies.

This press release, together with other statements and information publicly disseminated by WRP, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of WRP or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following, which are discussed in greater detail in the “Risk Factors” section of WRP’s registration statement on Form S-3 (file No. 333-73874) filed with the Securities and Exchange Commission (“SEC”) on December 14, 2001, as may be amended, and the Definitive Proxy Statement dated October 10, 2005 and filed with the SEC on October 11, 2005, which are incorporated herein by reference: general and local economic and business conditions; future impairment charges as a result of possible declines in the expected values and cash flows of residential development projects and investments or changes in the intent with regards to such projects and investments; competition; risks of real estate acquisition, development, construction and renovation including construction delays and cost overruns; inability to comply with zoning and other laws and obtain governmental approvals; the risk of inflation in development costs (including construction materials); the availability of insurance coverages; the inability to obtain or replace construction financing for its development projects; adverse consequences of debt financing including, without limitation, the necessity of future financings to repay maturing debt obligations; inability to meet financial and valuation covenants contained in loan agreements; inability to repay financings; exposure to variable rate based financings; risk of foreclosure on collateral; risks of leverage; risks associated with equity investments in and with third parties; risks associated with our reliance on joint venture partners including, but not limited to, the inability to obtain consent from partners for certain business decisions, reliance on partners who are solely responsible for the books, records and financial statements of such ventures, the potential risk that our partners may become bankrupt, have economic or other business interests and objectives which may be inconsistent with those of WRP and our partners being in a position to take action contrary to our instructions or requests;

inability and/or unwillingness of partners to provide their share of any future capital requirements; availability and cost of financing; interest rate risks; demand by prospective buyers of condominiums and single family homes; inability to realize gains from sales of condominiums and single family homes; lower than anticipated sales prices; inability to close on sales of properties; inability or failure of the purchaser of the residential phases of Palomino Park to close; the risks of seasonality and increasing interest rates on WRP’s ability to sell condominium units and single family homes; increases in energy costs, construction materials and interest could adversely impact our home building business as homes become more expensive to build and profit margins could deteriorate; inability to raise sale prices to maintain profit margins; the negative impact from a continuing rise in energy costs and interest rates on our marketing efforts and the ability for buyers to afford our homes at any price level, which could result in the inability to meet targeted sales prices or cause sales price reductions; environmental risks; the Board could abandon the Plan even after its approval by the stockholders; failure to achieve proceeds from the sales of assets to meet the estimated ranges of initial and total distributions to stockholders under the Plan; the uncertainty as to the timing of sales of assets and the impact on the timing of distributions to stockholders; illiquidity of real estate assets and joint venture investments; increases in expenses which would negatively impact the amount of distributions pursuant to the Plan; unknown claims and liabilities which would negatively impact the amount of distributions pursuant to the Plan; the sale of undeveloped land, rather than the construction and sale, in the normal course of business, of single family homes or condominium units which would negatively impact the amount of distributions pursuant to the Plan; and other risks listed from time to time in WRP’s reports filed with the SEC. Therefore, actual results could differ materially from those projected in such statements.

Press Contact:	Jeffrey H. Lynford Wellsford Real Properties, Inc. Chairman - Chief Executive Officer (212) 838-3400